UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2021 (March 23, 2021)

Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2000 Galloping Hill Road, Kenilworth, NJ	07033
(Address of principal executive offices)	(Zip code)

(Registrant’s telephone number, including area code) (908) 740-4000

Not Applicable

(Former name, former address, and former fiscal year if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock ($0.50 par value)	MRK	New York Stock Exchange
1.125% Notes due 2021	MRK/21	New York Stock Exchange
0.500% Notes due 2024	MRK24	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK36A	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)  On February 4, 2021, Merck & Co., Inc. (the “Company”) announced that Kenneth C. Frazier, the Company’s Chairman and Chief Executive Officer, will retire as Chief Executive Officer, effective June 30, 2021. After his retirement, Mr. Frazier will continue as Executive Chairman of the Company for a transition period to be determined by the Company’s Board of Directors (the “Board”).

In addition, the Board unanimously elected Robert M. Davis, the Company’s current Executive Vice President, Global Services and Chief Financial Officer, to serve as President of the Company, effective April 1, 2021, and as the Company’s Chief Executive Officer and a member of the Board, effective July 1, 2021.

In connection with the CEO transition between Mr. Frazier and Mr. Davis, the Compensation and Benefits Committee of the Board recommended, and on March 23, 2021, the Board approved, the compensation actions described below.

With respect to Mr. Frazier:

	Annual Base Salary $	Target Annual Incentive %	Target Long-Term Incentive Grant Value $(1)
Chairman and CEO (Jan 1 to Jun 30, 2021)	$1,700,000 (No change)	150% (No change)	$10,750,000
Executive Chairman (July 1, 2021)	$1,250,000	100%

With respect to Mr. Davis:

	Annual Base Salary $	Target Annual Incentive %	Target Long-Term Incentive Grant Value $(1)
CFO (until Mar 31, 2021) President (Apr 1 to Jun 30, 2021)	$1,148,046 (+3%)(2)	105% (No change)	$9,200,000(3)
CEO (July 1, 2021)	$1,500,000	150%

(1)	Issued as 70% Performance Share Units (“PSUs”) and 30% stock options.
(2)	Reflects annual salary increase approved by the Board’s Compensation and Benefits Committee in January and effective March 29, 2021.
(3)	The value reflects a blended rate reflecting 3 months at the CFO rate of $4,500,000 and 9 months at the new CEO rate of $10,750,000 upon his promotion to President.

In addition, on March 23, 2021, the Board unanimously elected Caroline Litchfield to serve as Executive Vice President and Chief Financial Officer of the Company, effective April 1, 2021. Ms. Litchfield will have a base salary of $900,000. Her target annual incentive will be 100% of her base salary and her target long-term incentive grant value will be $2,200,000 (issued as 70% PSUs and 30% stock options).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

104            Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: March 26, 2021	By:	/s/ Kelly E. W. Grez
		Name:	Kelly E. W. Grez
		Title:	Deputy Corporate Secretary